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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-17379) of SeaChange International, Inc. of our report dated January 22, 1998 relating to the consolidated financial statements of IPC Interactive Pte. Ltd., appearing in Amendment 1 to the Current Report in Form 8-K/A of SeaChange International, Inc. dated February 23, 1998.



/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 23, 1998